UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
 _____________________________________________
FORM 8-K
_____________________________________________
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 29, 2016
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APARTMENT INVESTMENT AND MANAGEMENT COMPANY
AIMCO PROPERTIES, L.P.
(Exact name of registrant as specified in its charter)
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MARYLAND (Apartment Investment and Management Company)	1-13232	84-1259577
DELAWARE (AIMCO Properties, L.P.)	0-24497	84-1275621
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification No.)
4582 SOUTH ULSTER STREET
SUITE 1100, DENVER, CO 80237
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(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (303) 757-8101

NOT APPLICABLE
 (Former name or Former Address, if Changed Since Last Report)
_____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 23, 2016, the Board of Directors of Apartment Investment and Management Company (“Aimco”) and the Board of Directors of AIMCO-GP, Inc., the general partner of AIMCO Properties, L.P. (“Aimco OP”) elected Nina A. Tran as a new director, effective March 1, 2016. Ms. Tran is expected to serve on Aimco’s Audit, Compensation and Human Resources, Nominating and Corporate Governance, and Redevelopment and Construction Services Committees.
There are no arrangements or understandings between Ms. Tran and any other person pursuant to which she was elected as a director. Except for any independent director compensation to be awarded to Ms. Tran consistent with that provided to other independent directors, there have not been any transactions, nor are there any currently proposed transactions, to which Aimco or Aimco OP or any of its subsidiaries was or is to be a party in which Ms. Tran had, or will have, a direct or indirect material interest. The Board has determined that Ms. Tran meets the independence requirements set forth by the Board, including the categorical standards set forth in Section 303A.02 of the listing standards of the New York Stock Exchange.

Ms. Tran has over 25 years of real estate and financial management experience, building and leading finance and accounting teams. From January 2013 until its merger with Colony American Homes, Inc. in January 2016, Ms. Tran served as the Chief Financial Officer of Starwood Waypoint Residential Trust, a leading publicly-traded REIT that owns and operates single-family rental homes. Prior to joining Starwood Waypoint, Ms. Tran spent 18 years at AMB Property Corporation (now Prologis, Inc.), the largest publicly traded global industrial REIT. Ms. Tran served as Senior Vice President and Chief Accounting Officer, and most recently as Chief Global Process Officer, where she helped lead the merger integration between AMB and Prologis. Prior to joining AMB, Ms. Tran was a Senior Associate with PricewaterhouseCoopers.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Dated: February 29, 2016

APARTMENT INVESTMENT AND MANAGEMENT COMPANY
By:	/s/ Lisa R. Cohn
	Name:	Lisa R. Cohn
	Title:	Executive Vice President, General Counsel and Secretary

AIMCO PROPERTIES, L.P.
By:	AIMCO-GP, Inc., its General Partner
By:	/s/ Lisa R. Cohn
	Name:	Lisa R. Cohn
	Title:	Executive Vice President, General Counsel and Secretary